FLINT RIVER BANCSHARES, INC.
           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                                                                    EXHIBIT 32.2
================================================================================

     In connection with the Quarterly Report of Flint River Bancshares, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jane W. Timmons, Chief Financial Officer, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


November 9, 2004

/s/  Jane  W.  Timmons
----------------------
Jane  W.  Timmons
Chief  Financial  Officer


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